UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 28, 2011 (January 24, 2011)

III to I Maritime Partners Cayman I, L.P.
(Exact name of Registrant as specified in its charter)

Cayman Islands	000-53656	98-0516465
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
5580 Peterson Lane Suite 155 Dallas, Texas		75240
(Address of principal executive offices)		(Zip Code)

(972) 392-5400
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

On January 24, 2011, ATL Offshore GmbH & Co. (“ATL Offshore”), which acts as the personally liable partner of each of our nine single purpose entities (“SPV”), each of which holds an anchor handling tug supply (“AHTS”) vessel (each an “AHTS SPV”), entered into an addendum (“Addendum No. 2”) to our Loan Agreement (our “Senior Loan”) with Norddeutsche Landesbank (“Nord/LB”), the German bank which provided for the senior funding for our AHTS vessel acquisitions and the AHTS vessel acquisitions of three AHTS SPVs which are subsidiaries of our affiliate, FLTC Fund I.  The terms of Addendum No. 2 were effective as of the date of signing, January 24, 2011.

Addendum No. 2 requires that twenty percent of the annual earnings after tax for each of our AHTS SPVs be used to make additional prepayments against amounts drawn under the post delivery revolving credit facility included in the Senior Loan.  Annual earnings after taxes for each AHTS SPV is defined as annual revenue less (i) operating expenses of the AHTS SPVs, (ii) debt service payments under the Senior Loan, (iii) a distribution to shareholders of such AHTS SPV equal to ten percent of their contributed capital, and (iv) any taxes paid by such AHTS SPV.  The post delivery revolving credit facility was designed to effectively change the principal amortization from 12 years to 15 years.  In addition, the addendum provides that the outstanding balance of the working capital facility with Nord/LB be added to the outstanding balance of the Senior Loan when calculating the loan-to-value-ratio in accordance with the Asset Protection clause of the Senior Loan.

In addition, Addendum No. 2 provides that an event of default occurs if our interest in any of the AHTS SPVs falls below 75%, unless the decrease is due to the transfer of our shares to Reederei Hartmann or an affiliate thereof accepted by Nord/LB, or another third party accepted by Nord/LB.

Item 9.01                      Financial Statements and Exhibits.

Exhibit Number	Description

10.1
Addendum No. 2 to the Loan Agreement by and among Norddeutsche Landesbank Girozentrale, as Lender, Mandated Lead Arranger and Agent, ATL Offshore GmbH & Co. MS “Juist” KG, ATL Offshore GmbH & Co. MS “Norderney” KG, ATL Offshore GmbH & Co. “Isle of Baltrum” KG, ATL Offshore GmbH & Co. “Isle of Langeoog” KG, ATL Offshore GmbH & Co. “Isle of Amrum” KG, ATL Offshore GmbH & Co. “Isle of Sylt” KG, ATL Offshore GmbH & Co. “Isle of Wangerooge” KG, ATL Offshore GmbH & Co. “Isle of Neuwerk” KG, ATL Offshore GmbH & Co. “Isle of Usedom” KG, ATL Offshore GmbH & Co. “Isle of Fehmarn” KG, ATL Offshore GmbH & Co. “Isle of Memmert” KG, and ATL Offshore GmbH & Co. “Isle of Mellum” KG, as jointly and severally liable borrowers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

III to I Maritime Partners Cayman I, L.P.
(Registrant)

	By:	III to I International Maritime Solutions Cayman, Inc.
Its General Partner
	By:	/s/ Jason M. Morton
Jason M. Morton
Director and Chief Financial Officer
(Duly authorized to sign this report on behalf of the Registrant)
Date: January 28, 2011

EXHIBIT INDEX

Exhibit Number	Description

10.1
Addendum No. 2 to the Loan Agreement by and among Norddeutsche Landesbank Girozentrale, as Lender, Mandated Lead Arranger and Agent, ATL Offshore GmbH & Co. MS “Juist” KG, ATL Offshore GmbH & Co. MS “Norderney” KG, ATL Offshore GmbH & Co. “Isle of Baltrum” KG, ATL Offshore GmbH & Co. “Isle of Langeoog” KG, ATL Offshore GmbH & Co. “Isle of Amrum” KG, ATL Offshore GmbH & Co. “Isle of Sylt” KG, ATL Offshore GmbH & Co. “Isle of Wangerooge” KG, ATL Offshore GmbH & Co. “Isle of Neuwerk” KG, ATL Offshore GmbH & Co. “Isle of Usedom” KG, ATL Offshore GmbH & Co. “Isle of Fehmarn” KG, ATL Offshore GmbH & Co. “Isle of Memmert” KG, and ATL Offshore GmbH & Co. “Isle of Mellum” KG, as jointly and severally liable borrowers.